UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 25, 2013

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release of the Corporation dated October 25, 2013 announcing the record date of its rights offering of common stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

99.1	Press release dated October 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: October 25, 2013	By: /s/ Jeffrey J. Carfora
Name: Jeffrey J. Carfora
Title: Senior Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Title

99.1	Press release dated October 25, 2013